SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission only [as permitted by
Rule
       14a-6(e)(2)]
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                ADVANCED ID CORPORATION
          (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.
1)Title of each class of securities to which transaction applies:
2)Aggregate number of securities to which transaction applies:
3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)Proposed maximum aggregate value of transaction:
    5)Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the
offsetting fee was paid previously.   Identify the previous filing by
registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
ADVANCED ID CORPORATION

Daniel Finch is hereby authorized to represent and to vote the shares of the undersigned in Advanced ID at an Annual Meeting (hereinafter referred to as "Annual Meeting") of Stockholders to be held on December 19, 2008 and at any adjournment as if the undersigned were present and voting at the meeting.

NOTE:  Cumulative voting for directors is not allowed.

1.    Election of Directors
      FOR all nominees (except as written on the line below)  [   ]
          WITHHOLD AUTHORITY TO VOTE
          for all nominees listed below       [  ]
      NOMINEES:   Daniel Finch, Seymour Kazimirski, Hubert Meier, Terry
Fields and Siyou Su
(INSTRUCTIONS: To withhold authority to vote for any individual nominees write the nominee's name on the line below.)

      -------------------------------------------------

2.    Approve the increase in the authorized common stock to
250,000,000 common shares
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

3.    Approve the expansion of the Board of Directors from five to seven.
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

4.    Approve the 2008 Advanced ID Stock Awards Plan, as amended
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

5. In their discretion, on any other business that may properly come before the meeting.

The shares represented hereby will be voted. With respect to items 1 to 3 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote for the proposals.

Please sign and date and return to Advanced ID Corporation

Dated
                                    ----------------------
                                    Signature

                                    ----------------------
                                    Signature
Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, should give full title.

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
PROXY STATEMENT FOR:
ADVANCED ID CORPORATION

2008 ANNUAL MEETING OF STOCKHOLDERS
When: December 19, 2008 at 2:00 p.m.
Where: Advanced ID Corporation
4500 - 5th Street NE
#200 Bay 6
Calgary, Alberta, Canada T2E 7C3

This proxy statement and form of proxy will be first sent or given to security holders on or before December 9, 2008.

1.  INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me this Information?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Advanced ID Corporation ("Advanced ID" or the "Company") is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to vote on at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares; you may simply complete, sign, and return the enclosed proxy card to Advanced ID.

How Many Votes do I Have?

Each share of Advanced ID common stock that you own entitles you to one vote. The proxy card indicates the number of shares of Advanced ID common stock that you own. As of October 15, 2008, the record date for the Annual Meeting, there was 64,922,217 shares of Advanced ID common stock outstanding and entitled to vote, held by approximately 1,819 persons.

How Do I Vote the Proxy?

Whether you attend the Annual Meeting in person or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly. Returning the card will not affect your right to attend the Meeting and vote.

If you properly fill in your proxy and ensure it is received by us on or before the meeting date of December 19, 2008 (indicated on the voting card) to vote, your "proxy" (Daniel Finch, President and CEO of Advanced ID Corporation) will vote your shares as you have directed.
If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board.


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

With respect to each matter to be acted upon at the meeting, abstentions on properly executed proxy cards will be counted for determining a quorum at the meeting; however, such abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the shareholder has abstained or the broker has not voted.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following three ways:

   -   You may notify Advanced ID's Secretary in writing at any time
prior to the Annual Meeting that you have revoked your proxy.   No
specific revocation form is required.
   -   You may submit a later dated proxy before the Annual Meeting.
   -   You may vote in person at the Annual Meeting.

Send all written notice or later dated proxies to:

Advanced ID Corporation
4500 - 5th Street NE
#200 Bay 6
Calgary, Alberta, Canada T2E 7C3

How Do I Vote in Person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on October 15, 2008, the record date for the Annual Meeting.

What happens if I sell my shares before the Annual Meeting?

If you held your shares on the record date for the Annual Meeting but have transferred those shares after the record date and before the Annual Meeting, you will retain your right to vote at the Annual
Meeting.

What Proposals Require a Vote?

Proposal 1: Re-Election of Directors. Four nominees have been nominated for re-election as Directors and one nominee has been nominated for election as a Director. If you do not vote for a particular nominee, your vote will not count either "For" or "Against" the nominee.

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

Proposal 2 Amendment and restatement of the Articles of Incorporation to Increase the Authorized Common Shares in a form attached as Exhibit A hereto. The Articles of Incorporation will be amended to increase the authorized common stock from 100,000,000 to 250,000,000.

Proposal 3. Amendment and restatement of the Articles of Incorporation to Increase the number of directors in a form attached as Exhibit A hereto. The Articles of Incorporation will be amended to increase the number of directors from five (5) to seven (7).

Proposal 4. Approval of the 2008 Stock Award Plan in the form attached as Exhibit B hereto;

Is Voting Confidential?

We keep all the proxies, ballots, and voting tabulations private as a matter of practice. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy or elsewhere.

What Are the Costs of Soliciting these Proxies?

Advanced ID will pay the costs of soliciting these proxies. In addition to mailing proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other electronic means of communication. We will also ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy material to their principals and to obtain the authority to execute proxies.

Dissenter's Rights:

Under the Nevada Business Corporation Act, you have no rights to dissent concerning the matters being voted for at the Annual Meeting.

Which Stockholders own at Least 5% of Advanced ID's Common Stock?

The following table shows, as of October 15, 2008, the record date for the Annual Meeting, all persons who we know were the "beneficial owners" of more than five percent of the total outstanding Class A shares of Advanced ID common stock. As of the record date, there were 64,922,217 shares outstanding.

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)

Heritage Ventures Ltd.              9,403,540             14.48%
Seymour Kazimirski                  4,775,457              6.44%

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

1. "Beneficial Ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, you "beneficially" own Advanced ID common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.

2. Based upon 64,922,217 issued and outstanding as of October 15, 2008.

How Much Stock Do Directors and Executive Officers own?

The following table shows, as of October 15, 2008, Advanced ID Class A common stock owned beneficially by Advanced ID directors, and executive officers, percentage of class owned and the number of underlying aggregate shares granted to them in stock options that they have the right to acquire within 60 days.

(a)  Directors of Advanced ID

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned     Ownership(2)
Dan Finch                          520,102                .74%
Seymour Kazimirski               4,775,457               6.79%
Hubert Meier                     1,080,490               1.54%
Terry Fields                       778,353               1.11%

(b)  Officers of Advanced ID

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)
Daniel Finch                       520,102                .74%
Sudeep Bhargava                    255.381                .36%

(c)  Directors and Officers of Advanced ID as a Group

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)
Directors/Officers               7,929,885               11.28%

 (1)"Beneficial Ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, you "beneficially" own Advanced ID common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days

(2)Based upon 70,329,747 issued and outstanding as of October 15, 2008.

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

2.  INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Duties of the Board of Directors

The Board of Directors oversees the business and affairs of Advanced ID and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in Advanced ID's day-to-day operations. As an early stage company, we have not yet established standing audit, nominating and compensation committees. Currently, the Board of Directors collectively oversees director nominees, audit and compensation matters. We are currently without any charters and we have no independent members. Currently, we are also without a policy that allows security holders to recommend directors, sending communications to the Board, and Board attendance at annual meetings. It is the opinion of the Board that any input regarding communications, recommending directors or other matters is welcomed from security holders and will be reviewed by Board members at the next meeting. During fiscal 2007, the Board held one regularly scheduled meeting and four special meetings.
Currently, the Board performs the functions of a nominating committee and is responsible for identifying one or more candidates to serve on the Board, investigating each candidate, evaluating his or her suitability for service on the Board and nominating a candidate for the Board.
The Board is authorized to use any methods it deems appropriate for identifying candidates for Board membership, including recommendations from current Board members and is open to recommendations from stockholders. The Board may consider engaging outside search firms to identify suitable candidates if necessary.
The Board is also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications and personal interviews with the Board as a whole or individual members of the Board.
In formulating its recommendation, the Board will consider not only the findings and conclusions of its investigation and evaluation process, but also the current composition of the Board; the attributes and qualifications of serving Board members; additional attributes, capabilities or qualifications that should be represented on the Board; and whether the candidate could provide those additional attributes, capabilities or qualifications. The Board will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of Board service.

It is the intent of the Board of Directors to establish all requisite committees, charters and policies in due course.

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

Who are the current directors, executive officers and significant employees?

The current directors, executive officers and significant employees are as follows:

NAME AND ADDRESS                     AGE      POSITIONS HELD          SINCE
Daniel Finch, Calgary, Alberta       65   President & CEO            Sept/2005
                                          Director,                   Apr/2006
Seymour Kazimirski, Honolulu, Hawaii 61   Director                    Oct/2002
Hubert Meier, Kowloon, Hong Kong     61   Director                    Feb/2003
Terry Fields, Honolulu, Hawaii       65   Director                   July/2005
Sudeep Bhargava, Calgary, Alberta    52   COO/V.P. of Operations      Jan/2007
                                          Interim CFO                 Aug/2007

Directors are elected for a one year term.

There are no family relationships between our officers and directors.

The biographies of the above individuals nominated for election to the Board at the Annual Meeting are contained in the section of this Proxy Statement entitled "Proposal One - Re-Election of Directors."

Compensation of the Board of Directors, Officers and Significant
Employees

To date we have not compensated our Directors with payments of fees with the exception of awarding stock options and restricted stock for their services as a director.

Option/SAR Grants in Last Three Fiscal Years

                            Individual Grants
---------------------------------------------------------------------------------
(a)                (b)                (c)                 (d)                (e)
                  Number of
                  Securities         % of Total
                  Underlying         Options/SARs
                  Options/           Granted to
                  SARs               Employees in      Exercise or Base     Expiration
Name              Granted(#)         Fiscal Year       Price ($/Sh)            Date
Daniel Finch       200,000          12.9%             $0.50/share         Apr. 24, 2011
Daniel Finch     1,000,000          52.6%             $0.20/share           May 7, 2012
Daniel Finch       200,000          10.5%             $0.40/share           May 7, 2012
Daniel Finch       500,000          25.0%             $0.30/share         June 24, 2013
Seymour Kazimirski 200,000          12.9%             $0.50/share         Apr. 24, 2011
Seymour Kazimirski 200,000          19.5%             $0.40/share           May 7, 2012
Seymour Kazimirski 500,000          25.0%             $0.30/share         June 24, 2013


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

Hubert Meier       200,000          12.9%             $0.50/share         Apr. 24, 2011
Hubert Meier       200,000          19.5%             $0.40/share           May 7, 2012
Hubert Meier       500,000          25.0%             $0.30/share         June 24, 2013
Terry Fields       200,000          12.9%             $0.50/share         Apr. 24, 2011
Terry Fields       200,000          11.1%             $0.40/share           May 7, 2012
Terry Fields       500,000          25.0%             $0.30/share         June 24, 2013
Sudeep Bhargava     50,000           2.6%             $0/40/share           May 7, 2012

 (1)All of the above options/SARs granted were exercisable based on 50% of such options exercisable after the first anniversary date in which they were awarded with the balance exercisable after the second anniversary date.
Option/SAR Grants in Last Fiscal Year

(a)               (b)                (c)                 (d)                (e)
                                                      Number of
                                                      Securities         Value of
                                                      Underlying         Unexercised
                                                      Unexercised        In-the-Money
                                                      Options/SARs       Options/SARs
                                                      FY-End(#)          FY-End($)
                Shares Acquired                       Exercisable/       Exercisable/
Name            on Exercise(#)    Value Realized($)   Unexercisable      Unexercisable
--------------------------------------------------------------------------------------
Daniel Finch               -              -         500,000/500,000          $77,500
Seymour Kazimirski   150,000      $  15,000         200,000/200,000          $     0
Hubert Meier         150,000      $  15,000         200,000/200,000          $     0
Terry Fields               0              0               0/0                $     0
Sudeep Bhargava            0              0               0/0                $     0

We do not have any standard arrangements by which directors are compensated for any services provided as a director. No cash has been paid to the directors in their capacity as such.

These are the biographies of Advanced ID's current executive officers. Mr. Finch is also running for a Board of Director seat.

Daniel Finch -- Daniel W. Finch is the President and CEO of Advanced ID Corporation (AIDO), a US public corporation and its subsidiaries AVID Canada (Canada based) and Pneu-Logic (UK based) all technology companies focused on companion animal recovery, tire RFID tags, tire inspection tools, livestock tagging/tracing and universal UHF RFID readers.

Prior to AIDO, Finch owned and managed a Management Recruiters staffing operation in Dallas, Texas for 6 years, specializing in Telecom placements.

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

Dan started his career in the Bell System and worked in California, Illinois, New York and North Carolina over the next 14 years. He managed engineering, purchasing, legal, manufacturing and personnel organizations during that period.

Dan then helped found Chicago based Westell, a pioneer in the development of DSL, and was its first President for seven years. The company grew from start up to $18,000,000 per year under his leadership. The company was subsequently listed on NASDAQ.

In 1991, Dan was named president of California based C-COR/COMLUX and in 1993 was elected President and COO of the parent company. C-COR is a leading provider of both analog and digital products for the Cable industry. He managed the growth of the company from $65 million to $136 million in annual sales in less then three years. Finch hired 700 employees during a two-year fast growth period.

In 1995, Dan was named vice president of DSC and ran the Motorola division. This division engineered and sold network level wireless switches under the Motorola name. Sales were $300 million with 350 employees.

Dan holds a BS in Physics from the Indiana Institute of Technology and a 1969 MBA in Economics and Corporate Finance from the University of Chicago.

Sudeep Bhargava - COO, Interim CFO, V.P. of Operations. Mr. Bhargava has over 27 years of management experience in hospitality industry and in non-profit sector, and lately in the pet industry at the Calgary Humane Society as the General Manager of Finance & Operations for over eight years. Mr. Bhargava has a Bachelor of Commerce degree from Agra University, Agra, India in 1977. Later in 1994, he earned the accounting designation of Certified Management Account in Regina Saskatchewan, Canada. Currently Mr. Bhargava is a member of CAM Alberta, a professional association for management accountants. He has contributed numerous hours of his time for several years to many volunteer organizations in Regina and Calgary and continues to do so in Calgary.


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

How We Compensate Executive Officers?

The following table shows salaries paid during the last three years to our executive officers:

-------------------------------------------------------------------------------------------------------------------+
                                             SUMMARY COMPENSATION TABLE
+---------------------------------------------------------------- -------------------------------------------------+
|    (a)    |   (b)  |   (c)   |  (d)  |   (e)   |   (f)   |      (g)       |     (h)     |     (i)      |   (j)   |
+-----------+-- -----+---------+-------+---------+---------+----------------+------------ +--------------|---------|
<s>             <c>       <c>     <c>       <c>  |   <c>   |      <c>       |     <c>         <c>
|           |        |         |       |         |         |                |Nonqualified |              |         |
|           |        |         |       |         |         | Non-Equity     |  Deferred   |              |         |
|Name and   |        |         |       |  Stock  | Options | Incentive Plan |Compensation | All Other    |         |
|Principal  |        | Salary  | Bonus |  Awards | Awards  | Compensation   |  Earnings   | Compensation |   TotaL |
|Position   |  Year  |   ($)   |  ($)  |   ($)   |   ($)   |     ($)        |    ($)      |     ($)      |    ($)  |
+-----------+----------+-------+-------+----- ---+---------+----------- ----+---------   -+--------------+---------|
|Daniel     |  2007  |$103,620 |   -   |    -    |    -    |       -        |     -        |      -      | 103,620 |
|Finch,     |  2006  |$103,620 |   -   |    -    |    -    |       -        |     -        |      -      | 103,620 |
|CEO        |  2005  |$ 94,200 |   -   |    -    |    -    |       -        |     -        |      -      |  94,200 |
+-----------+--------+---------+-------+-------------------+----------------+--------------+---------   -+---------+
|Sudeep     |  2007  |$ 85,000 |   -   |    -    |    -    |       -        |     -        |      -      |  85,000 |
|Bhargava,  |  2006  |   n/a   |   -   |    -    |    -    |       -        |     -        |      -      |        -|
|CFO        |  2005  |   n/a   |   -   |    -    |    -    |       -        |     -        |      -      |        -|
+-----------+--------+---------+-------+---------+---------+----------------+--------------+-------------+---------|

Please refer to the above discussion of Compensation of the Board of Directors beginning on page 4 for details regarding option/SAR grants.

We may elect to award a cash bonus to key employees, directors, officers and consultants based on meeting individual and corporate planned objectives.

On September 15, 2005, Advanced ID entered into an employment agreement with Dan Finch, as Advanced ID's CEO and president for an annual salary of $94,200. In addition to his salary, Mr. Finch received a one-time payment of $5,000 for moving expenses and received 1,000,000 options that vested in 2007.

Certain Relationships and Related Transactions

In addition to being a director of Advanced ID, Mr. Kazimirski provides consulting services to Advanced ID for the purposes of assisting with product and market development. Specifically, Mr. Kazimirski has been responsible for establishing distribution partners in countries located outside of North America, assisting the Company in finding and negotiating supplier partnership agreements, and other general business tasks as requested by the Company. There exists no written consulting agreement in place but it has been mutually agreed that Mr. Kazimirski will receive $175 per hour for his services for an undefined term, and which began January 3, 2003. In addition to the stock options granted to Mr. Kazimirski discussed in Note 3, during the quarter ended September 30, 2008 and September 30, 2007, consulting and director fees totaled $162,163 and $102,985 for his services respectively. These services were paid for via this issuance of shares.


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

In addition to being a director of Advanced ID, Mr. Meier provides consulting services to Advanced ID for the purposes of assisting with product and supplier development. Specifically, Mr. Meier has been responsible for development, manufacturing and testing of our DataTRAC(tm) RFID tags, sourcing microchip manufacturers, sourcing reader manufacturers, sourcing antennae design suppliers, and overall product development. His contract began on May 21, 2002 and expired on May 21, 2005. The contract was not renewed however Mr. Meier continues to provide services based on his hourly rate. In addition to the stock options granted to Mr. Meir discussed in Note 3, during the period ending September 30, 2008 and September 30, 2007 consulting fees and director fees totaled $23,680 and $27,850 for his services, respectively. These services were paid for via the issuance of shares.

In addition to being a director of Advanced ID, Mr. Fields provides consulting services to Advanced ID for the purposes of assisting with investor relations and stock development. Specifically, Mr. Fields has been responsible for development of investor relations programs and company funding activities such as private placements. His contract began on May 21, 2002 and expired on May 21, 2005. The contract was not renewed however Mr. Fields continues to provide services based on his hourly rate. In addition to the stock options granted to Mr. Fields discussed in Note 3, during the period ending September 30, 2008 and September 30, 2007 consulting and director fees totaled $57,325 and $42,550 for his services, respectively. These services were paid for via the issuance of shares.

In addition to being President & CEO, Mr. Dan Finch also performs a role of director of Advanced ID., Mr. Finch is compensated for his services as a director. In addition to the stock options granted to Mr. Finch discussed in Note 3, during the period ending September 30, 2008 and September 30, 2007 a total of $109,265 and $77,211 respectively was paid for salary, bonuses and director fees. Some of these services were paid for via the issuance of shares

During the period ended September 30, 2008, Mr. Sudeep Bhargava, Vice President Operations and Interim CFO, received $89,984 in fees and bonuses. In the same period in 2007 he received $54,592. Some of these services were paid for via the issuance of shares.

Board of Directors' Stock Option Exercise Price - On August 3, 2007, the Board unanimously voted to increase the stock option exercise price to $0.50 per share on 800,000 options granted to directors.
Previously, these options were exercisable at $0.40 per share.

Heritage Ventures Ltd. - Heritage is a venture capital company specializing in assisting software and technology and technology companies. Upon entering into a reverse merger transaction between AVID Canada Corporation and USA Sunrise Beverages, Inc., Heritage sold its ownership in AVID Canada Corporation in return for 28,000,000


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

common shares in USA Sunrise Beverages, Inc. whose name was changed to Advanced ID Corporation effective November 15, 2002. Of the 28,000,000 shares received by Heritage, a portion of these shares was paid to certain creditors of AVID in exchange for approximately $703,581 in debt.

Director Independence - Advanced ID's board of directors consists of Dan Finch, Seymour Kazimirski, Hubert Meier and Terry Fields. Dan Finch and Seymour Kazimirski are not independent as such term is defined by a national securities exchange or an inter-dealer quotation system.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Advanced ID officers, directors and persons who beneficially own more than 10% of Advanced ID's common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish Advanced ID with copies of all
Section 16(a) forms they file. To Advanced ID's knowledge, for the fiscal year ended December 31, 2007, no person who is an officer, director or beneficial owner of more than 10% of Advanced ID's common stock or any other person subject to Section 16 of the Exchange Act failed to file on a timely basis, reports required by Section 16(a) of the Exchange Act.

3.  DISCUSSION OF PROPOSALS BY THE BOARD
(a) Proposal 1:    Re-Election of Directors

The Board has nominated four individuals for re-election to the Board at the Annual Meeting and one individual for election to the Board at the Annual Meeting. We know of no reason why any nominee may be unable to serve as Director. If any nominee is unable to serve, your proxy vote for another nominee may be proposed by the Board, or the Board may reduce the number of Directors to be elected, but the number of Directors may not drop to less than three. If any Director resigns, dies or otherwise is unable to serve out his term, the Board may fill the vacancy until the next annual meeting.

The Board of Directors unanimously recommends a vote FOR the re-election of the Directors. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is necessary to re-elect the directors.

NOMINEES

Daniel Finch, Director, CEO and President. Age 65. Director since April 2006. *Please see Mr. Finch's Biography under "The Executive Officers" section of this Proxy.

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Seymour Kazimirski, Director.  Age 61.  Director since October 2002.
In 1995, Mr. Kazimirski established Hawaii Pet Care Alliance and Universal Pet Care, both of which are involved in radio frequency identification for companion animals, and where he continues to serve as President for both entities. From 1995 to 1998, Mr. Kazimirski consulted to AVID Inc., a manufacturer of radio frequency
identification microchips and readers.   In 1993, Mr. Kazimirski
established Global Consulting that houses his consulting operations that specializes in finance, administration and marketing. From 1980 to 1993, Mr. Kazimirski established Florexotica Inc. where he was involved in the import/export of Asian products.

Hubert Meier, Director. Age 61. Director since February 2003. Mr. Meier is a graduate of electronic engineering at Oskar von Miller Polytech in Munich. Mr. Meier has been operating his own consultancy firm specializing in radio frequency identification technology since May 2002. Prior to this Mr. Meier was with Hana Technologies Hong Kong from 1997 to 2002 where he served as CEO, Managing Director and Board member. From 1993 to 1997, Mr. Meier served as the Vice President Sales, Managing Director and Board member of Temic Hong Kong. From 1978 to 1993, Mr. Meier was with Eurosil where he served as Sales Director, Managing Director and Board member.

Terry Fields, Director. Age 65. Director since July 2005. Mr. Fields practiced law in California for over thirty-three years, initially in litigation, but ultimately concentrating in corporate and business law. Mr. Fields has been a director of twelve public corporations over the last twenty years and President of six of those, equally distributed between U.S. and Canada. Mr. Fields has extensive business experience, especially with public corporation and their securities, as well as mergers and acquisitions. Mr. Fields has strong ties with the financial communities, both domestic and international, having lived in Europe for five years. At present, Mr. Fields is president and director of Sunburst Acquisitions IV, Bishop Resources, Inc. and Visual Statement, Inc., a private Canadian corporation.

Su Siyou. Age 44. For over the past five years, Mr. Su has been a senior engineer, president and general manager of Shenzhen DDCT Technology Co., Ltd. located in Shenzhen China. He worked in Zi'an Satellite Control Center and Shenzhen Guoren Communications.
Throughout his career, he has worked as a business director, project director, office director, departmental manager, business manager, vice general manager, general manager, etc. Mr. Su has accumulated experience in marketing, project planning, organizing and enterprise management and planning.

The Board of Directors unanimously recommends a vote FOR the Re-
Appointment of the Directors. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of Advanced ID's Common Stock is necessary to re-appoint the directors.

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(b) Proposal 2:  Increasing the Authorized Common Stock

   The existing Articles authorize the issuance of up to 100,000,000 shares of Common Stock. The Amended Articles would increase the number of authorized shares of Common Stock to 250,000,000 common shares.

   The Board of Directors believes that the authorization of the increase in the authorized number of shares of Common Stock is in the best interests of Advanced ID and its shareholders. The Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for possible future financings, acquisition transactions and other general corporate purposes. Having such additional authorized shares of Common Stock available for issuance in the future will give Advanced ID greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders meeting. Although such issuances of additional shares in respect of future acquisitions and financings would dilute existing shareholders, management believes it can attract and execute such transactions that would increase the value of Advanced ID to its shareholders. Management has no present intention of causing Advanced ID to issue any shares of Common Stock or to enter into any merger or acquisition transaction or other business combination.

   The Board of Directors is required by Nevada law to make any determination to issue shares of Common Stock based on its judgment as to the best interests of the shareholders and Advanced ID. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock (within the limit imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of Advanced ID by means of an acquisition, tender offer, proxy contest or other hostile means. When, in the judgment of the Board of Directors, such action would be in the best interest of the shareholders and Advanced ID, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of Advanced ID. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of Common Stock to vote as separate classes on any merger, sale or exchange of assets by Advanced ID or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain unsolicited or unwelcome control of Advanced ID should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and Advanced ID.

   The authorization of additional shares of Common Stock of Advanced ID will not by itself have an effect on the rights of the holders of existing Common Stock. However, any issuance of additional shares of

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Common Stock could affect the existing holders of shares of Common
Stock by diluting the per share earnings and voting power of the Common
Stock.

   While Advanced ID may consider effecting an equity offering of Common Stock in the proximate future for purposes of raising additional working capital or otherwise, Advanced ID, as of this date, has no agreements or understandings with any third party to effect any such offering, to purchase any shares offered in connection therewith, or to vote any such shares, and no assurances are given that any offering can or will, in fact, be effected. The Board of Directors does not anticipate that the approval of the shareholders of Advanced ID will be solicited for any future issuances of any of the additional authorized shares, unless such solicitation is otherwise required by law.

The Board of Directors unanimously recommends a vote FOR the amendment to the Articles of Incorporation to increase the authorized Common Stock. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of Advanced ID's Common Stock is necessary to approve the increase in the authorized Common Stock.

(c) Approval of Increase in Number of Directors

Advanced ID is asking its shareholders to approve an increase in the number of directors on its Board, as described below.

Advanced ID's Bylaw sets the number of directors at 5. As contemplated in the proposed acquisition of Shenzhen DDCT Technology CO., LTD, Advanced ID will appoint two individuals who will be proposed by DDCT for appointment and then subsequent election at the next Annual Meeting. As a result, assuming appointment of these two director nominees and the election/re-election of five directors at the Annual Meeting, Advanced Id will have 7 directors.

As a result, Advanced ID is asking shareholders to approve an increase in the number of its directors from 5, which is the current number, to 7, in order to permit the appointment and subsequent election of the two individuals to be proposed by DDCT. Following such approval, the Board will amend the Bylaws to reflect the increased number of directors.

The Board of Directors recommends that shareholders vote FOR approval of the increase in the number of directors to 7.

(d) Proposal 3:  Approval of Stock Award Plan.

General. The purpose of the Advanced ID Corporation 2008 Stock Awards Plan is to provide a means through which Advanced ID, and its subsidiaries, if any, may attract, retain and motivate employees, directors and persons affiliated with the Company and to provide a

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means whereby such persons can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Plan is to provide such participants with additional incentive and reward opportunities designed to enhance the profitable growth and increase stockholder value of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the particular circumstances as provided herein.

Effective Date and Term. The Plan was originally adopted by the Board of May 1, 2008. The Plan shall be effective upon its adoption by the Board, provided that the Plan has been or is approved by the stockholders of the Company within twelve months of its adoption by the Board. No further Awards may be granted under the Plan on or after the date which is ten years following the effective date. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

Administration. The Plan shall be administered by the Board or by the Committee as authorized by the Board Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which Participant shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Phantom Stock Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The award price of each Stock

Appreciation Right shall be determined by the Committee, but such award price
(i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation

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Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant.

Shares Subject to the Plan. The Stock Awards Plan currently authorizes the issuance of up to 5,000,000. If any stock right granted under the Stock Award Plan terminates, expires or is surrendered, new Stock Rights may thereafter be granted covering such shares of Common Stock.

Eligibility. Awards may be granted only to persons who, at the time of grant, are employees, members of the Board or persons affiliated with the Company or any of its Affiliates. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Phantom Stock Award or any combination thereof.

Stock Options.

(a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

(b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

(c) Special Limitations on Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and a parent or subsidiary thereof which is an Affiliate. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all "incentive stock option" plans of the Company and its parent and subsidiary corporations) exceeds $100,000, the Incentive Stock Options covering shares of Stock in excess of $100,000 (but not Incentive Stock Options covering Stock up to $100,000) shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code,

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unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

(d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Payment in full or in part may also be made by reduction in the number of shares of Stock issuable upon the exercise of an Option, based on the Fair Market Value of the shares of Stock on the date the Option is exercised. Each Option Agreement shall provide that the Option may not be exercised earlier than 30 days from the date of grant and shall specify the effect of termination of employment or service on the exercisability of the Option. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

(e) Option Price and Payment. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such purchase price shall not be less than, in the case of Incentive Stock Options, the Fair Market Value of Stock subject to an Option on the date the Option is granted and (ii) such purchase price shall be subject to

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adjustment as provided in Section 11.  The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

(f) Reload Options. The Committee shall have the authority to and, in its sole discretion may, specify at or after the time of grant of a Nonqualified Stock Option, that a Holder shall be automatically granted a Reload Option in the event such Holder exercises all or part of an original option ("Original Option") within five years of the date of grant of the Original Option, by means of, in accordance with Section 7(d) of this Plan, (i) a cashless exercise, (ii) a reduction in the number of shares of Stock issuable upon such exercise sufficient to pay the purchase price and the applicable withholding taxes, based on the Fair Market Value of the shares of Stock on the date the Option is exercised, or (iii) surrendering to the Company already owned shares of Stock in full or partial payment of the purchase price under the Original Option and the applicable withholding taxes. The grant of Reload Options shall be subject to the availability of shares of Stock under this Plan at the time of exercise of the Original Option and to the limits provided for in Section 5 of this Plan. The Committee shall have the authority to determine the terms of any Reload Options granted.

(g) Stockholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of the stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

(h) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

Stock Appreciation Rights.

(a) Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that the Stock Appreciation Right shall be cancelled when and to the extent the related Option is exercised and that

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exercise of Stock Appreciation Rights will result in the
surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right shall be payable in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock, at the election of the Holder. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Section 11(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or a combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than 30 days from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

(b) Other Terms and Conditions. At the time of such Award, the Committee, may in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights, including but not limited to rules pertaining to termination of employment (by retirement, disability, death or otherwise) or termination of service of a Holder prior to the expiration of such Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control, (ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

(c) Award Price. The award price of each Stock Appreciation Right shall be determined by the Committee, but such award price (i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant pursuant

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to Section 7(c)), and (ii) shall be subject to adjustment as provided in Section 11.

(d) Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

(e)  Limitations on Exercise of Stock Appreciation Right.  A
Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

Restricted Stock Awards.

(a) Forfeiture Restrictions to be established by the Committee. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of business objectives established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, (4) the revenue of a business unit of the Company designated by the Committee, (5) the return on stockholders' equity achieved by the Company, (6) the Company's pre-tax cash flow from operations, or
(7) similar criteria established by the Committee, (ii) the Holder's continued employment with the Company for a specified period of time, or (iii) other measurements of individual, business unit or Company performance. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 9(b) or Section 11.

(b) Other Terms and Conditions. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award. At the time of such

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Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) or termination of service of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards, (ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under Section 83(b) of the
Code), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.

(c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(d)  Agreements.  At the time any Award is made under this
Section 9, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

Phantom Stock Awards.

(a) Phantom Stock Awards. Phantom Stock Awards are rights to receive an amount equal to the Fair Market Value of Stock over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law). Each Phantom Stock Award may have a maximum value established by the Committee at the time of such Award.

(b) Award Period. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

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(c)  Awards Criteria.  In determining the value of Phantom Stock
Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

(d) Payment. Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee and as provided in the Phantom Stock Award Agreement. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

(e) Termination of Employment or Service. A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ or in the service of the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

(f) Agreements. At the time any Award is made under this Section 10, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and such matters described in this Section 10 as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.


4.  PERFORMANCE GRAPH OF THE COMMON STOCK (AIDO)

Our common stock is traded over the counter and is quoted by the Over The Counter Bulletin Board (OTCBB) under the trading symbol AIDO. Our common stock began trading on the OTCBB effective October 17, 2002 upon conclusion of our reverse merger with USA Sunrise Beverages, Inc. The market prices noted below were obtained from the OTCBB and reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

                            PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

                      Fiscal 2008      Fiscal 2007      Fiscal 2006
                      -----------      -----------      -----------
                      High    Low      High    Low      High    Low
                      ----    ---      ----    ---      ----    ---
First Quarter        $0.23   $0.20    $0.46   $0.22    $0.43   $0.12
Second Quarter       $0.18   $0.16    $0.49   $0.23    $1.40   $0.28
Third Quarter        $0.13   $0.11    $0.36   $0.22    $0.38   $0.21
Fourth Quarter                        $0.28   $0.15    $0.32   $0.21



5.  INFORMATION TO SHAREHOLDERS

Advanced ID's audited financials should have been mailed to you along with this Proxy Statement. If you did not receive a copy of Advanced ID's financials, a copy will be sent to you free of charge upon written request. A copy of Advanced ID's financials is also available via the U.S. Securities and Exchange Commission's website at www.sec.gov or via Advanced ID's website at www.advancedidcorp.com.

ABOUT STOCKHOLDER PROPOSALS:

If you wish to submit proposals to be included in our 2008 Proxy statement, we must receive them on or before December 31, 2008 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at our 2008 annual meeting, other than one that will be included in the proxy materials, must notify us no later than March 31, 2009. If a shareholder who wishes to present a proposal fails to notify us by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules.

Please address your proposals to Den Finch, Advanced ID Corporation at 4500 - 5th Street NE #200 Bay 6, Calgary, Alberta, Canada T2E 7C3. Your proposals must contain the specific information required in our By-Laws.

Please note that these requirements relate only to matters you wish to bring before your fellow stockholders at the annual meeting.

If you would like a copy of our By-Laws, we will send you one without charge. Please write to the Secretary of Advanced ID Corporation.



                            PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY